SEPTEMBER 28, 2017

SUPPLEMENT TO

FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED AUGUST 9, 2017

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

Effective immediately, David B. Marshak and Jeffrey W. Heuer, CFA are added as portfolio managers to The Hartford Floating Rate Fund and The Hartford Floating Rate High Income Fund (each a “Fund” and collectively, the “Funds”). Michael Bacevich will continue to lead the portfolio management for the Funds and Messrs. Marshak and Heuer will work closely with Mr. Bacevich on portfolio construction and investment research. Accordingly, the above referenced Prospectus is revised as follows:

(1)	Under the headings “The Hartford Floating Rate Fund Summary Section - Management,” and “The Hartford Floating Rate High Income Fund Summary Section - Management,” the following is added after the information for Mr. Bacevich:

Portfolio Manager	Title	Involved with Fund Since
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
Jeffrey W. Heuer, CFA	Managing Director and Fixed Income Portfolio Manager	2012

(2)	The following is added under the headings “Portfolio Managers – Floating Rate Fund” and “Portfolio Managers – Floating Rate High Income Fund” after the information for Mr. Bacevich:

David B. Marshak, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2012. Mr. Marshak joined Wellington Management as an investment professional in 2004.

Jeffrey W. Heuer, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2012. Mr. Heuer joined Wellington Management as an investment professional in 2001.

This Supplement should be retained with your Prospectus for future reference.

HV-7343	September 2017